Exhibit 10.45
FOURTH AMENDMENT AGREEMENT
     This FOURTH AMENDMENT AGREEMENT (this “Amendment”) is made as of the 23rd day of October, 2008 among:
     (a) THE J. M. SMUCKER COMPANY, an Ohio corporation (“US Borrower”);
     (b) SMUCKER FOODS OF CANADA CO., a Nova Scotia corporation (“Canadian Borrower” and, together with US Borrower, collectively, “Borrowers” and, individually, each a “Borrower”);
     (c) the Lenders, as defined in the Credit Agreement, as hereinafter defined;
     (d) KEYBANK NATIONAL ASSOCIATION, as the lead arranger and administrative agent for the Lenders under the Credit Agreement (“Agent”); and
     (e) BANK OF MONTREAL, as the Canadian funding agent and syndication agent under the Credit Agreement (the “Canadian Funding Agent”).
     WHEREAS, Borrowers, Agent and the Lenders are parties to that certain Credit Agreement, dated as of June 18, 2004, that provides, among other things, for loans and letters of credit aggregating One Hundred Eighty Million Dollars ($180,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);
     WHEREAS, Borrowers, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;
     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and
     WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended as of the date of this Amendment;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrowers, Agent and the Lenders agree as follows:
     1. Amendment to Definitions. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Intercreditor Agreement”, “MIX” and “Note Purchase Agreement” therefrom and to insert in place thereof, respectively, the following:
     “Intercreditor Agreement” shall mean the Second Amended and Restated Intercreditor Agreement, dated as of October 23, 2008, among Agent, for the benefit of and on behalf of the Lenders, and the Noteholders, as the same may from time to time be further amended, restated or otherwise modified.
     “MIX” shall mean Smucker LLC.

     “Note Purchase Agreement” shall mean, individually and collectively, (a) those certain Note Purchase Agreements, each dated as of June 16, 1999, among US Borrower and each of the Purchasers (as defined therein), as amended through the date of this Agreement, relating to $75,000,000 of 6.77% Senior Notes due June 1, 2009; (b) those certain Note Purchase Agreements, each dated as of August 23, 2000, among US Borrower and each of the Purchasers (as defined therein), as amended through the date of this Agreement, relating to (i) $17,000,000 of 7.70% Series A Senior Notes due September 1, 2005, (ii) $33,000,000 of 7.87% Series B Senior Notes due September 1, 2007, and (iii) $10,000,000 of 7.94% Series C Senior Notes due September 1, 2010; (c) that certain Note Purchase Agreement, dated as of May 27, 2004, among US Borrower and each of the Purchasers (as defined therein), relating to $100,000,000 of 4.78% Senior Notes due June 1, 2014; (d) that certain Note Purchase Agreement, dated as of May 31, 2007, among US Borrower and each of the Purchasers (as defined therein), relating to $400,000,000 of 5.55% Senior Notes due April 1, 2022; (e) that certain Note Purchase Agreement, dated as of October 23, 2008, among US Borrower and each of the Purchasers (as defined therein), relating to (i) $376,000,000 of 6.63% Senior Notes due November 1, 2018, and (ii) $24,000,000 of 6.12% Senior Notes due November 1, 2015, and (f) any other similar public or private debt instrument or agreement that (i) meets the definition of Material Indebtedness Agreement and (ii) is entitled to the benefits of the Intercreditor Agreement; as each of the foregoing may from time to time be further amended, restated or otherwise modified or replaced.
     2. Addition to Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following new definition thereto:
     “Folgers” shall mean The Folgers Coffee Company, a Delaware corporation.
     “Folgers Acquisition Date” shall mean the date on which Folgers becomes a Subsidiary of US Borrower pursuant to that certain Transaction Agreement dated as of June 4, 2008 among The Proctor & Gamble Company, Folgers, US Borrower and Moon Merger Sub, Inc.
     “Fourth Amendment Effective Date” shall mean October 23, 2008.
     “Smucker LLC” shall mean J.M. Smucker LLC, an Ohio limited liability company, formerly known as International Multifoods Corporation, a Delaware corporation, and its successors and assigns.
     3. Amendment to Financial Covenants. Section 5.7 of the Credit Agreement is hereby amended to delete subsection (b) therefrom and to insert in place thereof the following new subsection (b), and to add the following new subsection (c) thereto:
     (b) Consolidated Net Worth. US Borrower shall not suffer or permit at any time the Consolidated Net Worth to be less than (i) prior to the Folgers Acquisition Date, One Billion Dollars ($1,000,000,000), and (ii) on and after the Folgers Acquisition Date, Three Billion Five Hundred Million Dollars ($3,500,000,000).

     (c) Additional Financial Covenants. In addition, for any period that the financial covenants set forth in Schedule 5.7(c) hereto are more restrictive than the financial covenants set forth in subsections (a) and (b) above, US Borrower shall not fail or omit to perform the financial covenants set forth in Schedule 5.7(c) hereto.
     4. Amendment to Schedules. The Credit Agreement is hereby amended to add Schedule 5.7(c) thereto in the form of Schedule 5.7(c) attached hereto.
     5. Closing Deliveries. Concurrently with the execution of this Amendment:
     (a) Borrowers shall cause each Guarantor of Payment to execute the attached Guarantor Acknowledgement and Agreement; and
     (b) Borrowers shall pay all reasonable and documented legal fees and expenses of Agent in connection with this Amendment.
     6. Representations and Warranties. Borrowers hereby represent and warrant to Agent and the Lenders that (a) Borrowers have the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the organizational agreements of Borrowers or any law applicable to Borrowers or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrowers; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the Fourth Amendment Effective Date as if made on the Fourth Amendment Effective Date, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrowers are not aware of any claim or offset against, or defense or counterclaim to, Borrowers’ obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrowers in every respect, enforceable in accordance with its terms.
     7. References to Credit Agreement. Each reference that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.
     8. Waiver and Release. Borrowers, by signing below, hereby waive and release Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrowers are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     9. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     10. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     11. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     12. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.
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JURY TRIAL WAIVER. BORROWERS, AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.
     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

THE J. M. SMUCKER COMPANY
By:	/s/ Debra A. Marthey
	Name:	Debra A. Marthey
	Title:	Treasurer

SMUCKER FOODS OF CANADA CO.
By:	/s/ Debra A. Marthey
	Name:	Debra A. Marthey
	Title:	Treasurer

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Marianne T. Meil
	Name:	Marianne T. Meil
	Title:	Senior Vice President

BANK OF MONTREAL, as Canadian Funding Agent, Syndication Agent and as a Lender
By:	/s/ Sean P. Gallaway
	Name:	Sean P. Gallaway
	Title:	Vice President

Signature Page 1 of 2 to
Fourth Amendment Agreement

FIFTH THIRD BANK
By:	/s/ James P. Byrnes
	Name:	James P. Byrnes
	Title:	Senior Vice President

BANK OF MONTREAL, Chicago branch
By:	/s/ Betzaida Erdelyi
	Name:	Betzaida Erdelyi
	Title:	Director

FIFTH THIRD BANK, Toronto branch, a branch of an Ohio banking corporation
By:	/s/ Jeremiah A. Hynes
	Name:	Jeremiah A. Hynes
	Title:	Vice President & Principal Officer

Signature Page 2 of 2 to
Fourth Amendment Agreement

ACKNOWLEDGMENT AND AGREEMENT
     The undersigned consent and agree to and acknowledge the terms of the foregoing Fourth Amendment Agreement dated as of October 23, 2008. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.
     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute or contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

THE J. M. SMUCKER COMPANY			J.M. SMUCKER LLC

By:	/s/ Debra A. Marthey		By:	/s/ Debra A. Marthey

	Name:	Debra A. Marthey		Name:	Debra A. Marthey
	Title:	Treasurer		Title:	Treasurer
Signature Page to
Acknowledgment and Agreement

SCHEDULE 5.7(c)
     1. Additional Financial Covenants. Capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein as a “Special Definition” below, shall have the meaning given such term in the Credit Agreement.
     (a) Leverage Ratio. US Borrower will not permit, as of the end of each fiscal quarter, Consolidated Debt determined as of such date to exceed 55% of the sum of (i) Consolidated Debt and (ii) Consolidated Net Worth, each determined as of such date.
     (b) Priority Debt. US Borrower will not, at any date, permit Priority Debt to exceed (a) prior to the last day of the fiscal quarter in which the Folgers Acquisition Date occurs, 25% of Consolidated Total Capitalization (determined as of the last day of the then most recently ended fiscal quarter of US Borrower), and (b) thereafter, 15% of Consolidated Total Capitalization (determined as of the last day of the then most recently ended fiscal quarter of US Borrower or determined as of such date if such date shall be the last day of a fiscal quarter of US Borrower).
     2. Accounting Terms. All accounting terms used herein which are not expressly defined in this Schedule 5.7(c) have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (a) all computations made pursuant to this Schedule 5.7(c) shall be made in accordance with GAAP, and (b) all financial statements shall be prepared in accordance with GAAP.
     3. Special Definitions.
     “Consolidated Debt” means, as of any date of determination, the total of all Debt of US Borrower and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between US Borrower and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of US Borrower and its Subsidiaries in accordance with GAAP.
     “Consolidated Funded Debt” means, as of any date of determination, the total of all Funded Debt of US Borrower and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between US Borrower and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of US Borrower and its Subsidiaries in accordance with GAAP.
     “Consolidated Total Capitalization” means, at any time, the sum of Consolidated Net Worth and Consolidated Funded Debt.
     “Funded Debt” means, with respect to any Person, all Debt of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof.